UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2024
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GOLDEN ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)
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Minnesota	000-24993	41-1913991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6595 S Jones Boulevard
Las Vegas, Nevada		89118
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (702) 893-7777
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GDEN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 25, 2024, Golden Entertainment, Inc. (the “Company”) announced two executive leadership changes that became effective March 20, 2024 (“Effective Date”).
Promotion of Blake L. Sartini II
On the Effective Date, Blake L. Sartini II, age 38, was appointed as the Company’s Executive Vice President and Chief Operating Officer. Mr. Sartini II joined the Company in June 2007 and has held various positions, most recently serving as the Company’s Executive Vice President of Operations since June 2021. The full biography of Mr. Sartini II is included in the Company’s proxy statement on Schedule 14A for the 2023 annual meeting of stockholders filed with the SEC on April 12, 2023 under the heading “Executive Officers,” and such biography is incorporated herein by reference.
In connection with Mr. Sartini II’s appointment, Mr. Sartini II entered into an amended and restated employment agreement (the “Sartini Employment Agreement”), that provides for an annual base salary of $550,000 and an annual target bonus opportunity of 100% of his base salary. Under the terms of the Sartini Employment Agreement, on a termination without cause or a constructive termination, Mr. Sartini II will receive (i) a cash severance payment equal to two times the sum of his base salary plus his target bonus, payable in a lump sum on the 60th day following his termination, (ii) continued health benefits at active employee rates for 18 months, and (iii) a lump-sum cash payment payable on the 60th day following termination equal to six times the excess of his monthly COBRA premium amount over the monthly premium he paid as an active employee. Additionally, on a termination without cause, a constructive termination or a termination due to his death or disability, all of his unvested equity awards will vest and equity awards subject to exercise provisions will be exercisable until the later of (i) one year following his termination and (ii) such longer period as specified in the applicable stock award (subject to earlier expiration by the terms of such awards).
Transition of Employment of Stephen A. Arcana
Also on the Effective Date, Stephen A. Arcana, age 59, ceased serving as the Company’s Executive Vice President and Chief Operating Officer and was appointed as the Company’s Chief Development Officer. Mr. Arcana previously served as the Company’s Executive Vice President and Chief Operating Officer since July 2015. The full biography of Mr. Arcana is included in the Company’s proxy statement on Schedule 14A for the 2023 annual meeting of stockholders filed with the SEC on April 12, 2023 under the heading “Executive Officers,” and such biography is incorporated herein by reference.
In connection with this change, Mr. Arcana entered into an amended and restated employment agreement with the Company (the “Arcana Employment Agreement”) with a term ending on March 20, 2025, unless terminated earlier, that provides for an annual base salary of $580,000 and a target bonus opportunity of 90% of his base salary for 2024. Under the terms of the Arcana Employment Agreement, if Mr. Arcana’s employment is terminated without cause, in a constructive termination, or due to the expiration of the term, Mr. Arcana will receive (i) a cash payment equal to his base salary, pro-rated for the remainder of the term, plus the value of his health insurance premium allowance, country club dues and car expense reimbursement that he would be entitled to receive from the termination date through March 20, 2025, (ii) to the extent unpaid at the time of termination, payment of his 2024 annual bonus payment, calculated based on actual performance and paid a the time bonus payments are paid to active employees, but no later than March 15, 2025, (iii) continued health benefits at active employee rates for 18 months, and (iv) a lump-sum cash payment payable on the 60th day following termination equal to six times the excess of his monthly COBRA premium amount over the monthly premium he paid as an active employee. Additionally, on a termination without cause, a constructive termination, or a termination due to his death or disability or the expiration of the term, all of his unvested equity awards will vest and equity awards subject to exercise provisions will be exercisable until the later of (i) one year following his termination and (ii) such longer period as specified in the applicable stock award (subject to earlier expiration by the terms of such awards).
The foregoing descriptions of the Sartini Employment Agreement and the Arcana Employment Agreement are qualified in their entirety by reference to such agreements, each of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2024.
Item 7.01    Regulation FD Disclosure.
On March 25, 2024, the Company issued a press release announcing the executive leadership changes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
In accordance with General Instruction B.2. of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated March 25, 2024.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN ENTERTAINMENT, INC.
(Registrant)

Dated: March 25, 2024	/s/ Charles H. Protell
	Name:	Charles H. Protell
	Title:	President and Chief Financial Officer